                                                                    Exhibit 10.6

This instrument prepared by
and upon recording return to:

Jeffery S. DeArman, Esq.
Walston, Wells, Anderson & Bains, LLP
505 20th Street North, Suite 500
Birmingham, AL 35203
205-251-9600

STATE OF GEORGIA  )

FULTON COUNTY     )

                     THIRD AMENDMENT TO DEED TO SECURE DEBT,
              SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES

                  This Third Amendment to Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases (this "Third Amendment") is executed as of this 30th day of August, 2002, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the "Grantor"), and AMSOUTH BANK, a state banking corporation (the "Bank").

                                    Recitals

                  A. The Grantor executed in favor of the Bank that certain Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases dated as of August 31, 2001, recorded in the Office of the Clerk of Superior Court of Fulton County, Georgia, in Deed Book 30956, at page 194, as amended by that certain First Amendment dated as of December 21, 2001, recorded in the Office of the Clerk of Superior Court of Fulton County, Georgia in Deed Book 31534, at Page 563, and as amended further by that certain Second Amendment dated as of April 30, 2002, recorded in the Office of the Clerk of Superior Court of Fulton County, Georgia in Deed Book 32354, Page 322 (the "Agreement"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Agreement.

                  B. The parties desire to extend the maturity date described in the Agreement, and have agreed to execute this Third Amendment to reflect such extension.

                                    Agreement

                  NOW, THEREFORE, in consideration of the Recitals, the Grantor and the Bank hereby amend the Agreement as follows:

         1. Recital A is hereby deleted in its entirety and replaced with the following:

                  A. The Grantor is justly indebted to the Bank in the principal sum of $3,700,000, as evidenced by an increased, amended and restated promissory note executed by the Grantor, which note is payable in full on May 30, 2003, and bears interest as provided therein (as amended from time to time, the "Note").

         2. The third paragraph of page 4 of the Agreement is hereby amended by deleting the date "August 30, 2002", and replacing it with the date "May 30, 2003".

                  Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  The Grantor represents and warrants that the representations and warranties set forth in the Agreement are as true and correct on the date hereof as when initially made, except as such representation or warranty expressly relates to another date.

                  The Grantor acknowledges and agrees that there are no offsets or defenses to the obligations set forth in the Agreement, as hereby amended, and represents that there are no Events of Default existing on the date hereof, nor are there any facts or consequences which will or could lead to an Event of Default under the Agreement.

                  IN WITNESS WHEREOF, the Grantor and the Bank have caused this Third Amendment to be executed by their duly authorized respective representatives as of the date first set forth above.

Signed, sealed and                                   ROBERTS PROPERTIES RESIDENTIAL,  delivered in the
L.P., a Georgia limited partnership
presence of:
                                                     By: RobertsRealty Investors, Inc., a Georgia
                                                         corporation, sole general partner

Stephen McAleer
---------------------------
/s/ Stephen McAleer
Unofficial Witness                                       By:  /s/ Charles R. Elliott
                                                              ------------------------------------------
                                                              Its: Senior VP
                                                                  --------------------------------------
/s/ Abigail M. Carmichael                                     (CORPORATE SEAL)
---------------------------
Notary Public

AFFIX SEAL

My Commission expires:   6/17/05
                      -------------




Signed, sealed                                       AMSOUTH BANK, an Alabama banking
and delivered                                        corporation
In the presence of:

/s/ Gina Hargrove                                    By:      /s/ Lawrence Clark
---------------------------                             ------------------------------------------------
Unofficial Witness                                      Its Vice President


/s/ Joanne Blaikie
---------------------------
Notary Public

AFFIX SEAL

My commission expires:   11/18/04
                      ------------

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